PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14c-6(e)(2)
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                ING MUTUAL FUNDS
                       ING VP EMERGING MARKETS FUND, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
________________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)  Total fee paid:
________________________________________________________________________________
[ ]  Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
________________________________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3)  Filing Party:
________________________________________________________________________________
(4)  Date Filed:
________________________________________________________________________________

                                 ING RUSSIA FUND
                           ING EMERGING COUNTRIES FUND
                          ING VP EMERGING MARKETS FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                October 30, 2002

Dear Shareholder:

     On behalf of the Board of Directors/Trustees of ING Russia Fund (formerly, "Pilgrim Russia Fund"), ING Emerging Countries Fund (formerly, "Pilgrim Emerging Countries Fund") and ING VP Emerging Markets Fund (formerly, "Pilgrim Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"), I invite you to a Special Meeting of shareholders ("Special Meeting") of each Fund to be held at 10:00 a.m., local time, on December 5, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, Shareholders of each Fund will be asked to approve a Sub-Advisory Agreement between ING Investments, LLC, the adviser of each Fund, and ING Investment Management Advisors B.V. ("IIMA"). If approved, IIMA would serve as the sub-adviser to each Fund. The Sub-Advisory Agreements require shareholder approval.

     After careful consideration, your Board of Directors/Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 4, 2002.

     The ING Russia Fund and the ING Emerging Countries Fund are using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                        Sincerely,



                                        James M. Hennessy
                                        President and Chief Executive Officer

                                 ING RUSSIA FUND
                           ING EMERGING COUNTRIES FUND
                          ING VP EMERGING MARKETS FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 OF ING RUSSIA FUND, ING EMERGING COUNTRIES FUND
                        AND ING VP EMERGING MARKETS FUND
                         TO BE HELD ON DECEMBER 5, 2002

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of ING Russia Fund (formerly, "Pilgrim Russia Fund"), ING Emerging Countries Fund (formerly, "Pilgrim Emerging Countries Fund") and ING VP Emerging Markets Fund (formerly, "Pilgrim Emerging Markets Fund") (each a "Fund" and collectively, the "Funds"), is scheduled for December 5, 2002, at 10:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     I. To approve a Sub-Advisory Agreement for each of the ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund, between ING Investments, LLC and ING Investment Management Advisors B.V. with no change in the Adviser or the overall management fee paid by each Fund.

     II. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on September 9, 2002 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY BALLOT so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to your Fund or by voting in person at the Special Meeting.


                                    By Order of the Board of Directors/Trustees,


                                    Kimberly A. Anderson,
                                    Vice President and Secretary

October 30, 2002

                                 PROXY STATEMENT

                                October 30, 2002


                                 ING RUSSIA FUND

                           ING EMERGING COUNTRIES FUND

                       ING VP EMERGING MARKETS FUND, INC.


         (each, a "Fund" or an "ING Fund" and, collectively, the "Funds"
                               or the "ING Funds")


                            TOLL FREE: (800) 992-0180
                        7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, AZ 85258-2034

________________________________________________________________________________
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 5, 2002
________________________________________________________________________________

WHO IS ASKING FOR MY VOTE?

     The Board of Directors or Trustees (collectively, the "Board") is sending this Proxy Statement and the enclosed Proxy Ballot(s) to you and all other shareholders of the ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund. (For ease of reference, the term "Director" shall hereinafter be used to refer to both Directors and Trustees unless the context requires otherwise.) The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund (each a "Fund" and collectively, the "Funds").

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     I. To approve a Sub-Advisory Agreement for each of the ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund, between ING Investments, LLC and ING Investment Management Advisors B.V., with no change in the Adviser or the overall management fee paid by each Fund.

     II. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

     If the Proposal regarding the approval of the Sub-Advisory Agreements is approved by shareholders, ING Investment Management Advisors B.V. ("IIMA" or "Proposed Sub-Adviser") will become the sub-adviser to the Funds under each Sub-Advisory Agreement.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matter listed above and in the Notice of Special Meeting for each Fund. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot for each Fund you own--because you have the right to vote on this important Proposal concerning your investment in the Funds.

     Although various ING entities are, in most cases, the true "shareholders" of the ING VP Emerging Markets Fund, variable annuity and variable life contract holders (or participants under group contracts, as applicable) generally have the right to instruct those ING entities how to vote their interests regarding the Proposals set forth in the Proxy Statement. Therefore, references to shareholders throughout the proxy materials usually can be read to include contract holders and participants.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about October 29, 2002 to all shareholders of record who are eligible to vote. Shareholders who owned shares in a Fund as of the close of business on September 9, 2002 ("Record Date") are eligible to vote. The following table sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

     FUND                                SHARE CLASS        SHARES OUTSTANDING
     ----                                -----------        ------------------

     ING Russia Fund                     Class A                7,723,768.2860
     ING Emerging Countries Fund         Class A                5,309,288.3960
     ING Emerging Countries Fund         Class B                1,284,911.6740
     ING Emerging Countries Fund         Class C                  864,517.3410
     ING Emerging Countries Fund         Class M                   91,942.8110
     ING Emerging Countries Fund         Class Q                1,735,381.7480
     ING VP Emerging Markets Fund        Portfolio              3,725,223.6320

     Control is defined in the Investment Company Act of 1940 (the "1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of October 2, 2002, no person owned beneficially more than 25% of any class of a Fund, except as set forth in Appendix 1.

     To the best of each Fund's knowledge, as of October 2, 2002, no person owned benefically more than 5% of any class of a Fund, except as set forth in Appendix 1. To the best of each Fund's knowledge, as of August 31, 2002, no Director/Trustee owned benefically more than 1% of any class of a Fund. The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan.

HOW DO I VOTE?

     Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot(s) promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot(s). In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ING Investments, LLC ("ING Investments" or the "Adviser") or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

     ING RUSSIA FUND AND ING EMERGING COUNTRIES FUND:

     For ING Russia Fund and ING Emerging Countries Fund, Georgeson Shareholder Communications, Inc. (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $41,000. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot(s), and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or require replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-222-2553.

     ING VP EMERGING MARKETS FUND:

     Shares of the ING VP Emerging Markets Fund are sold to separate accounts of insurance companies ("Separate Accounts") and are used to fund variable annuity and/or variable life contracts ("Variable Contracts"). Variable contract owners or participants under group contracts, as applicable who select the Fund for investment through a Variable Contract have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The insurance company that uses the Fund as a funding vehicle, is, in most cases, the true shareholder of the Fund and, as the legal owner of the Fund shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to variable contract owners. Therefore, an Insurance Company will request voting instructions from the variable contract owner and will vote shares or other voting interests in the Separate Account in proportion to voting instructions received.

     Variable contract owners permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from variable contract owners, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to variable contract owners.

     If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Owners, participants or shareholders, are described as voting for purposes of this Proxy Statement.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on December 5, 2002, at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment or postponement of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     Each Fund's Board, including the Directors who are not "interested parties" to the proposed Sub-Advisory Agreement or interested persons of such parties (hereinafter, "Independent Directors"), unanimously voted to approve the proposed Sub-Advisory Agreements at a meeting held on May 24, 2002. ING Investments recommended engaging IIMA to the Board.

                                 PROPOSAL NO. 1
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

     The Funds and ING Investments, Adviser to the ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund, wish to retain the services of IIMA as a Sub-Adviser to the Funds. IIMA would serve the Funds under the proposed Sub-Advisory Agreements between ING Investments and IIMA, a copy of which is included as Appendix 4. The description of the proposed Sub-Advisory Agreements that follows is qualified in its entirety by reference to Appendix 4.

WHO IS THE ADVISER?

     ING Investments is an Arizona limited liability company, which serves as the investment adviser to the ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund. See Appendix 2 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Group"). ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of August 31, 2002, ING Investments managed over $33.0 billion in assets.

WHO IS THE PROPOSED SUB-ADVISER?

     IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. See Appendix 2 for a listing of the names, addresses, and the principal occupations of the principal executive officers of IIMA. As of September 16, 2002, no Director/Trustee or officer was an officer, director, employee, general partner or shareholder of IIMA. IIMA is an indirect, wholly-owned subsidiary of ING Group and is under common control with ING Investments. IIMA operates under the collective management of ING Investment Management ("IIM") which had assets under management of $17.7 billion (in Euros) as of June 30, 2002.

     As of October 10, 2002 IIMA does not act as a sub-adviser to any other investment company with investment objectives similar to the Funds.

HOW WILL THE MANAGEMENT OF MY FUND CHANGE UNDER THE PROPOSED SUB-ADVISORY AGREEMENTS?

     Effective October 2, 2000, ING Investments appointed as officers of ING Investments (the "ING Affiliate Officers") certain individuals who are under the supervision or control of IIMA. Though technically not employees of ING Investments, as appointed officers, the ING Affiliate Officers have been considered "persons associated" with ING Investments, as that term is defined in the Investment Advisers Act of 1940, and have rendered portfolio management services to the Funds. If the requisite shareholder approval is obtained for the proposed Sub-Advisory Agreements, the ING Affiliate Officers will no longer provide investment advisory services as persons associated with ING Investments, but rather as persons associated with IIMA, which, subject to shareholder approval, will service the Funds under the terms of the Sub-Advisory Agreements.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE FUNDS?

     Currently, the Funds are managed by the ING Affiliate Officers, including Jan Wim Derks and Samuel Oubadia for the ING Russia Fund, and Jan Wim Derks, Eric Anderson and Bratin Sanyal for the ING Emerging Countries Fund and ING VP Emerging Markets Fund. In addition, Richard T. Saler and Philip A. Schwartz, employees of ING Investments (or its immediate parent company) also contribute to the management of the Funds. Messrs. Saler and Schwartz normally provide oversight for these Funds and manage any investments in developed markets for the ING Emerging Countries Fund and ING VP Emerging Markets Fund. If the proposed Sub-Advisory Agreements are approved, the ING Russia Fund will continue to be managed by Messrs. Derks and Oubadia, and the ING Emerging Countries Fund and ING VP Emerging Markets Fund will continue to be managed by Messrs. Derks, Anderson and Sanyal. Further, the IIMA portfolio managers could better take advantage of other investment advisory resources of IIMA, including the research, compliance, and trading resources. Messrs. Saler and Schwartz would no longer be involved with these Funds. Direct oversight would be provided by senior personnel under the supervision and control of IIMA (although IIMA would be subject to the oversight of ING Investments). IIMA has established global operations with investment personnel working in Europe, the Asia-Pacific region and other emerging markets. This global presence provides personnel of IIMA with access to extensive investment advisory capabilities in the areas of European and Asia-Pacific equities, equities of emerging countries and global fixed income securities. Any investment in developed markets would be handled by IIMA's resources in this area. The biographies of the IIMA portfolio managers are listed below.

     * Jan Wim Derks has served as a member of the portfolio management team that manages the ING Russia Fund since January 2001. He also has served as a member of the portfolio management teams that manage the ING Emerging Countries Fund and the ING VP Emerging Markets Fund since October 2000. Mr. Derks serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Prior to joining ING Investment Management -- Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

     * Samuel Oubadia has served as a member of the portfolio management team that manages the ING Russia Fund since January 2001. Mr. Oubadia has seven years experience in portfolio management. Mr. Oubadia is responsible for investments in the emerging markets of Europe, including Russia. He joined ING Investment Management in September 1996 when he was the Senior Equity Manager at IIM's office in Prague in the Czech Republic. He joined IIM global emerging markets team in January 1998.

     * Eric Anderson has served as a member of the portfolio management teams that manage the ING Emerging Countries Fund and ING VP Emerging Markets Fund since October 2000. Mr. Anderson serves as Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Americas. Prior to joining ING Investment Management -- Americas in 1997, Mr. Anderson managed a Latin American equity portfolio and participated in the management of an emerging market debt portfolio in Offitbank in New York.

     * Bratin Sanyal has served as a member of the portfolio management teams that manage the ING Emerging Countries Fund and the ING VP Emerging
          Markets Fund since October 2000. Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian equity fund manager. Prior to joining ING Investment Management -- Europe in 1993, he was an economist at the World Bank where he structured debt workouts for the Highly Indebted Countries.

If the Sub-Advisory Agreements are approved by shareholders, the following senior IIMA personnel would join the portfolio management teams for the Funds:

     * Frits Moolhuizen is Head of Equity Investments for IIMA and joined IIMA in 1996 as Director, Dutch equities. In 1997, he was promoted to General Manager of the Equity investment department. Mr. Moolhuizen is responsible for the third-party equity investments of IIMA. His department, which employs over 40 investment managers, bears responsibility for the construction of the portfolios and for the performance of over 300 institutional clients. Before joining IIMA, he worked as a portfolio manager for Dutch equities at ABN Amro Asset Management and as a sales manager at CS First Boston.

     * Michiel Bootsma is Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA universe (Eastern Europe, Middle East and Africa). In this function he combines portfolio construction and stock selection. Mr. Bootsma joined the Emerging Markets team in 2000. He joined IIMA in 1997 in the Regional Management Europe department, where he served as portfolio manager.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

     Each Fund's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds. Each Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management
Agreement   also   permits   the   Adviser  to   delegate   certain   management
responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, oversees the investment management services of the sub-advisers.

     Each current Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After an initial two year term, the current Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Management Agreements provide that ING Investments is paid an advisory fee at an annual rate of 1.25% of the average daily net assets of the ING Russia Fund and ING Emerging Countries Fund, and 0.85% of the average daily net assets of the ING VP Emerging Markets Fund. The Proposed Sub-Advisory Agreements will not result in a change in the overall management fee for each of the Funds. ING Investments, and not the Funds, will bear the expense of the Sub-Adviser. For the fiscal year ended October 31, 2001, the Adviser was compensated $1,924,552 and $594,656 for investment advisory services provided to the ING Emerging Countries Fund and ING Russia Fund, respectively. For the fiscal year ended December 31, 2001, the Adviser was compensated $157,239 for investment advisory services provided to the ING VP Emerging Markets Fund.

     The Investment Management Agreements were last approved by the Directors of the ING Emerging Countries Fund, ING Russia Fund, and ING VP Emerging Markets Fund including a majority of the Directors who are not "interested persons" of the Adviser or the Fund, on July 11, 2002. The Investment Management Agreements were last approved by shareholders on August 18, 2000 for the Emerging Countries Fund and July 21, 2000 for the ING Russia Fund and ING VP Emerging Markets Fund, as a result of a change of control of the Adviser, which caused the prior investment management agreements to automatically terminate.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENTS?

     The Proposed Sub-Advisory Agreements require IIMA to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for each Fund and to determine the composition of the assets of the Funds, including determination of the purchase, retention or sale of the securities, cash and other investments for each Fund, in accordance with each Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreements also require IIMA to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

     The fee payable to IIMA, which will be paid by ING Investments and not by the Fund, will not increase the overall management fee of each Fund. Under the Proposed Sub-Advisory Agreements, the annual sub-advisory fee is an annual rate of 0.60% of the average daily net assets of ING Russia Fund, 0.575% of the average daily net assets of ING Emerging Countries Fund and 0.385% of the average daily net assets of ING VP Emerging Markets Fund.

     The Adviser has entered into an expense limitation agreement with each Fund pursuant to which it will limit the expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses not incurred in the ordinary course of each Fund's business, subject to possible reimbursement to the Adviser within three years. The expense limitations for Class A, Class B, Class C, Class M and Class Q shares of ING Emerging Countries Fund are 2.25%, 2.90%, 2.90%, 2.65% and 2.15%, respectively. The expense limitation for Class A shares of ING Russia Fund is 3.35%. The expense limitation for ING VP Emerging Markets Fund is 2.50%. The expense limitation agreements provide that these expense limitations shall continue until October 31, 2003 for ING Emerging Countries Fund and ING Russia Fund and July 26, 2003 for ING Emerging Markets Fund. The expense limitation agreements will remain in place whether or not the proposed Sub-Advisory Agreements are approved by shareholders. The expense limitations are contractual and shall renew automatically for one year terms unless the Adviser provides written notice of termination of the expense limitation at least 90 days prior to the end of the term or upon termination of the investment management agreement.

     The proposed Sub-Advisory Agreements provide that IIMA is not subject to liability for any damages, expenses, or losses to each Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

     The Proposed Sub-Advisory Agreements provide, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Sub-Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund. The Proposed Sub-Advisory Agreements also provide, in part, that under certain circumstances, the Sub-Adviser will indemnify and hold harmless the Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Fund.

     The Proposed Sub-Advisory Agreements may be terminated at any time by the Fund by a vote of the majority of the Board of Directors of each Fund or by a vote of a majority of the outstanding voting securities. The Proposed Sub-Advisory Agreements also may be terminated by: (i) the Adviser upon sixty
(60) days' written notice to the Fund and the Sub-Adviser; (ii) at any time, without payment of a penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Adviser and the Sub-Adviser; or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that the Sub-Adviser can terminate the contract at any time, if the Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a wholly owned subsidiary of ING Group. The Proposed Sub-Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     The Proposed Sub-Advisory Agreements were approved by the Directors of ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund, including a majority of the Directors who are not "interested persons" of the Adviser or the Fund, on May 24, 2002.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE FUNDS?

     ING Funds Services, LLC (formerly, ING Pilgrim Group, LLC) ("ING Funds Services"), an affiliate of the Adviser and IIMA, serves as the Administrator to the Funds. ING Funds Distributor, Inc. (formerly, "ING Pilgrim Securities, Inc.") ("ING Funds Distributor"), an indirect wholly owned subsidiary of ING Group, serves as Principal Underwriter to each Fund. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. See Appendix 2 for a listing of the names, addresses, and the principal occupations of their principal executive officers.

     Appendix 3 provides the aggregate amount of commissions paid to affiliated brokers by ING Emerging Countries Fund for the fiscal year ended October 31, 2001 and affiliated brokerage commissions paid by ING VP Emerging Markets Fund for the fiscal year ended December 31, 2001 and the percentage this amount represented of the total commissions paid by the Fund over that period. ING Russia Fund had no transactions with affiliated brokers for the fiscal year ended October 31, 2001.

WHAT IS THE REQUIRED VOTE?

     Approval of the Proposal by ING Russia Fund, ING Emerging Countries Fund and ING VP Emerging Markets Fund requires an affirmative vote of a majority of the outstanding voting securities of each Fund, which, for this purpose means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

     If shareholders of each Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed under the current Investment Management Agreement and the Board of Directors will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     In determining whether or not it was appropriate to approve the proposed Sub-Advisory Agreements and to recommend approval to shareholders, the Board of Directors, including the Independent Directors, considered several factors. In particular, the Board assessed the advantages of a sub-advisory arrangement under which the Sub-Adviser could better utilize its investment advisory resources over the current arrangements under which certain portfolio managers serve as "persons associated" with ING Investments. Other factors considered by the Board included, but were not limited to, the following: (1) the performance of the Funds under the current portfolio managers and the performance of the Sub-Adviser on accounts that are comparable to the Funds; (2) the nature and quality of the services to be provided by the Sub-Adviser; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services to be provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of IIMA; and (5) the costs for the services of the Sub-Adviser and the fact that the cost of the Sub-Adviser will be paid by the Adviser and not directly by the Funds. The Board of Directors also considered the advisory fee retained by ING Investments for its services to the sub-advised Funds and that ING Investments and IIMA are affiliated with one another. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging IIMA as Sub-Adviser would be in the best interests of each Fund and its shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based upon its review, the Board has determined that retaining IIMA is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board, including all of the Independent Directors present at the meeting, unanimously approved the proposed Sub-Advisory Agreements and voted to recommend their approval.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     COPIES OF EACH FUND'S ANNUAL AND SEMI-ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 AND APRIL 30, 2002, RESPECTIVELY FOR ING RUSSIA FUND AND ING EMERGING COUNTRIES FUND AND DECEMBER 31, 2001 AND JUNE 30, 2002, RESPECTIVELY FOR ING VP EMERGING MARKETS FUND HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS. YOU CAN OBTAIN COPIES OF THOSE REPORTS, WITHOUT CHARGE, BY WRITING TO THE ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION: LITERATURE FULFILLMENT, OR BY CALLING 1-800-992-0180.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

     The Board has named Kimberly A. Anderson and Michael J. Roland as proxies. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     September 9, 2002 has been chosen as the Record Date. Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Funds at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A quorum, defined as one-third of the outstanding shares of the Funds on the Record Date, represented in person or by proxy, must be present.

     For ING VP Emerging Markets Fund, an insurance company will vote shares of the Fund held by its Separate Accounts in accordance with instructions received from the variable contract owners. If a variable contract owner executes and returns a proxy but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An insurance company will also vote shares of the Fund held in Separate Accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts in the aggregate.

     For ING Russia Fund and ING Emerging Countries Fund, if a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

     The ING Russia Fund and ING Emerging Countries Fund expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with his/her respective Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in Person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

     ING Investments or an affiliate will pay 50% of the expenses in connection with this Notice and Proxy Statement and Special Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The remaining 50% of the expenses will be split pro rata among the Funds.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

                                   APPENDIX 1

                  BENEFICIAL OWNERS OF MORE THAN 25% OF A FUND
                              AS OF OCTOBER 2, 2002

                                                                          PERCENT OF CLASS OF SHARES     PERCENT OF
FUND NAME AND CLASS             NAME AND ADDRESS OF SHAREHOLDER             AND TYPE OF OWNERSHIP*          FUND
-------------------             -------------------------------           --------------------------     ----------
ING VP Emerging Markets Fund    ING Life Insurance & Annuity Co.              38.90%, Beneficial           38.90%
                                Aces Separate Acct. B
                                Valuations Processing Dept.
                                151 Farmington Ave. -RSMA
                                Hartford CT 06156-0001

ING VP Emerging Markets Fund    Kemper Investors Life Insurance Co.           35.32%, Beneficial           35.32%
                                Variable Annuity Separate Account
                                Attn: Karen Porten
                                1 Kemper Dr. T-1
                                Long Grove IL 60049-0001

                   BENEFICIAL OWNERS OF MORE THAN 5% OF A FUND
                              AS OF OCTOBER 2, 2002

                                                                          PERCENT OF CLASS OF SHARES     PERCENT OF
FUND NAME AND CLASS             NAME AND ADDRESS OF SHAREHOLDER             AND TYPE OF OWNERSHIP*          FUND
-------------------             -------------------------------           --------------------------     ----------
ING Emerging Countries Fund A   Charles Schwab & Co., Inc.                    18.49%, Beneficial           10.56%
                                101 Montgomery St. 11th Floor
                                San Francisco CA 94104-4122

ING Emerging Countries Fund Q   Charles Schwab & Co., Inc.                    45.33%, Beneficial            8.53%
                                101 Montgomery St. 11th Floor
                                San Francisco CA 94104-4122

ING Russia Fund A               Charles Schwab & Co., Inc.                    14.78%, Beneficial           14.78%
                                Reinvest Account
                                Attn: Mutual Fund Dept.
                                101 Montgomery St. 11th Floor
                                San Francisco CA 94104-4122

ING Russia Fund A               NFSC FEBO # x99-335649                         9.82%, Shareholder           9.82%
                                Robert Q. Craddock
                                Norwood Clinic
                                Box C-230
                                Birmingham AL 35283

ING VP Emerging Markets Fund    Safeco Life Insurance Company                 17.42%, Beneficial           17.42%
                                Retirement Services
                                PO Box 34690
                                Seattle WA 98124-1690

*Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX 2

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                           520 MADISON AVE. 10TH FLOOR
                             NEW YORK, NY 10285-0460

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
          Stanley D. Vyner - Executive VP & CIO-International Equities
               Mary Lisanti - Executive VP & CIO-Domestic Equities
                Michael J. Roland - Executive VP, CFO & Treasurer
    Jeffrey A. Bakalar - Senior VP & Co-Senior Portfolio Manager-Senior Loans
          Jeffrey M.K. Bernstein - Senior VP & Senior Portfolio Manager
                     Lydia L. Homer - Senior VP & Controller
            Thomas R. Jackson - Senior VP & Senior Portfolio Manager
                    Denis P. Jamison - Senior Vice President
          Curtis F. Lee - Senior VP & Chief Credit Officer-Senior Loans
                Robert S. Naka - Senior VP & Assistant Secretary
     Daniel A. Norman - Senior VP & Co-Senior Portfolio Manager-Senior Loans
               Ralph G. Norton, III - Senior VP & CIO-Fixed Income
                 William H. Rivoir, III - Senior VP & Secretary
                     Elliot A. Rosen - Senior Vice President
   Richard T. Saler - Senior VP & Director of International Equity Investment
                                    Strategy
             Edwin S. Shriver - Senior VP & Senior Portfolio Manager
  Philip A. Schwartz - Senior VP & Director of International Equity Investment
                                    Strategy
           Victor P. Torchia, Jr. - Senior VP & Head of Equity Trading
              James A. Vail - Senior VP & Senior Portfolio Manager
                        Allison B. Adler - Vice President
                        Eric H. Anderson - Vice President
                 Kimberly A. Anderson - VP & Assistant Secretary
                         Sanjeev Arora - Vice President
                   Daniel B. Belcore - VP & Portfolio Manager
               Lauren D. Bensinger - VP & Chief Compliance Officer
                       Lourdes R. Bernal - Vice President
                 Frederick A. Brimberg - VP & Portfolio Manager
                    Ralph E. Bucher - VP & Portfolio Manager
                         Andrew S. Chow - Vice President
                         Jan Wim Derks - Vice President
                     Jason T. Groom - VP & Portfolio Manager
                Theodore M. Haag - VP & Senior Portfolio Manager
                      Mark F. Haak - VP & Portfolio Manager
                    Brian S. Horton - VP & Portfolio Manager
                        Robyn L. Ichilov - Vice President
                       Lorraine P. Kimble - Vice President
                        Robert K. Kinsey - Vice President
                        Robert M. Kloss - Vice President
                   Charles E. Lemieux - VP & Portfolio Manager
                        Paul T. Mampilly - Vice President
                        Peter P. McNally - Vice President
           Andrew B. Mitchell - VP, Portfolio Manager & Senior Analyst
                            Helen Ng - Vice President
               William F. Nutting, Jr. - VP & Trader-Senior Loans
                         Samuel Oubadia - Vice President
                     Michel Prince - VP & Portfolio Manager
                        Steven L. Rayner - Vice President

                         Anuradha Sahai - Vice President
                        Bratin S. Sanyal - Vice President
            Jeffrey C. Siegel - VP & Head of Domestic Equity Trading
                      Nicholas J. Spiezio - Vice President
           Russell G. Stiver - VP, Portfolio Manager & Senior Analyst
                    Robert L. Wilson - VP & Portfolio Manager

        PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS [GENERAL PARTNERS] OF
                     ING INVESTMENT MANAGEMENT ADVISORS B.V.
                             PRINSES BEATRIXLAAN 15
                                  PO BOX 90470
                                2509 LL THE HAGUE

                                 NAME AND TITLE
                   Gerard Hendrik Bergsma - Managing Director
                       Tom Balachowski - Managing Director
                     Peter Bouwes Bavinck - General Counsel
                     Mathijs Peterus Anna Thissen - Director
                    Angelien Kemna - Chief Investment Officer
                     Will Gibson - Chief Operations Officer

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                  William H. Rivoir III - Senior VP & Secretary
                Robert S. Naka - Senior VP & Assistant Secretary
                 Kimberly A. Anderson - VP & Assistant Secretary
               Lauren D. Bensinger - VP & Chief Compliance Officer
                        Harley J. Eisner - Vice President
                         Robyn Ichilov - Vice President
                       Steven M. Lenhart - Vice President
                        Lynn M. Rudolph - Vice President
                      William L. Sessions - Vice President
                Robert P. Terris - Vice President-Administration

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
        James M. Hennessy - Senior Executive VP & Chief Operating Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                      Mark Blinder - Senior Vice President

                  Christopher D. Carnal - Senior Vice President
                     Joseph M. Lydon - Senior Vice President
                Robert S. Naka - Senior VP & Assistant Secretary
                   Michael D. Perkins - Senior Vice President
                 William H. Rivoir, III - Senior VP & Secretary
                     J. Bradley Ross - Senior Vice President
                   Howard P. Schrager - Senior Vice President
                    Frank V. Serebrin - Senior Vice President
                        John West - Senior Vice President
                 Kimberly A. Anderson - VP & Assistant Secretary
               Lauren D. Bensinger - VP & Chief Compliance Officer
                        Kirsten A. Bjork - Vice President
                        Andrew Bockstein - Vice President
                        Patrick L. Combs - Vice President
                        Brian J. Danahy - Vice President
                          Stuart Fromm - Vice President
                        John K. Heilner - Vice President
                         John E. Lundy - Vice President
                         Brett Pittman - Vice President
                         Douglas Powell - Vice President
                       Stuart H. Quillman - Vice President
                          Beth A. Remy - Vice President
                           John Ryer - Vice President
                         David Schiller - Vice President
                      Jerry D. Stockstill - Vice President
                         George Watson - Vice President

                                   APPENDIX 3

                        AFFILIATED BROKERAGE COMMISSIONS

     The following table sets forth the affiliated brokerage commissions paid by ING Emerging Countries Fund for the fiscal year ended October 31, 2001 and the affiliated brokerage commissions paid by ING VP Emerging Markets Fund for the fiscal year ended December 31, 2001. ING Russia Fund had no transactions with affiliated brokers for the fiscal year ended October 31, 2001.

                                                         Total brokerage       % of total Fund brokerage
                                  Affiliated           commissions paid to        commissions paid to
         Fund                       Broker              affiliated brokers         affiliated brokers
         ----                       ------              ------------------         ------------------
ING Emerging Countries      ING Baring Securities*          $803.00                       0.09%
ING VP Emerging Markets     ING Baring Securities*          $752.50                       0.65%

     * ING Barings LLC is an affiliated person, as defined in the 1940 Act, of ING Investments and IIMA because ING Barings, ING Investments and IIMA are under the common control of ING Group.

                                   APPENDIX 4

                         FORM OF SUB-ADVISORY AGREEMENT

     AGREEMENT made this ____ day of ___________, 2002 between ING Investments, LLC, an Arizona limited liability company (the "Manager"), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in the Hague, The Netherlands (the "Sub-Adviser").

     WHEREAS, [INSERT REGISTRANT NAME] (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

     WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

     WHEREAS, the Fund may offer shares of additional series in the future; and

     WHEREAS, pursuant to an Investment Management Agreement, dated [ ] (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund's series; and

     WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and

     WHEREAS, the Board of Directors has authorized the Manager to enter into an Agreement with the Sub-Adviser.

     NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

          1. APPOINTMENT. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on SCHEDULE A hereto (the "Series") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

          2. SUB-ADVISER DUTIES. Subject to the supervision of the Fund's Board of Directors and the Manager, the Sub-Adviser will provide a continuous investment program for the Series' portfolio and determine in its discretion the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

     (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

     (i) The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

     (ii) The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of a Series are invested in the discretion of the Sub-Adviser based upon the best interests of the shareholders of such Series. The Sub- Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly  a report  setting  forth the  proposals  voted on and how the Series'
shares were voted since the prior report, including the name of the corresponding issuers.

     (iii) In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

     (iv) The Sub-Adviser will assist the custodian, portfolio accounting agent and fund administrator for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series' assets and will not take possession or custody of such assets.

     (v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series' fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

     (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

     (vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

     (b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, the Series' investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Fund, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     (c) The Sub-Adviser will provide reports to the Manager for the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

          3. BROKER-DEALER SELECTION. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities.

     Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Directors or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Directors indicating the broker-dealers to which such allocations have been made and the basis therefor.

          4. DISCLOSURE ABOUT SUB-ADVISER. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

          5. EXPENSES. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

          6. COMPENSATION. For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in SCHEDULE A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

          7. COMPLIANCE.

     (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors may adopt, including any written compliance procedures.

     (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

     (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

          8.  BOOKS AND  RECORDS.  The Fund and the  Manager,  or an  investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser. The Sub-Adviser agrees that it will surrender copies of any such records to the Fund promptly upon such Fund's request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act. The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, the Sub-Adviser will advise the Manager and deliver the same to the Manager if so requested.

          9. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

          10. REPRESENTATIONS RESPECTING SUB-ADVISER. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

          11. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

          12. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

          13. INDEMNIFICATION.

     (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or
litigation   (including  legal  and  other  expenses)  to  which  a  Sub-Adviser
Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

     (b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

     (d) Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager

Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the
Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

     14. DURATION AND TERMINATION.

     (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Series, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect with respect to the Series until the reapproval date set forth for the Series on SCHEDULE B to the Agreement, and shall continue on an annual basis thereafter with respect to the Series provided that such annual continuance is specifically approved each year by (1) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and
(2) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Series shall be effective to continue this Agreement with respect to the

Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this
Agreement: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Directors or a majority of the outstanding voting securities of the Series, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3)
additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

     Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Fund all original written records of the Fund where possible and copies of said records if originals are not available. Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 10, 11, 12 and 13 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 14 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

     (b) NOTICES.

     Except as  otherwise  provided,  any  notice  given  hereunder  shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

     If to the Fund:

          [INSERT REGISTRANT NAME]
          7337 East Doubletree Ranch Road
          Scottsdale, Arizona 85258 USA
          Attention: Kimberly A. Anderson
          Facsimile: (480) 477-2744
          Email: Kim.Anderson@INGFunds.com

     If to the Manager:

          ING Investments, LLC
          7337 East Doubletree Ranch Road
          Scottsdale, Arizona 85258 USA
          Attention: Michael J. Roland
          Facsimile: (480) 477-2715
          Email: Michael.Roland@INGFunds.com

     If to the Sub-Adviser:

          ING Investment Management Advisors B.V.
          Prinses Beatrixlaan 15
          The Hague 2595AK
          The Netherlands
          Attention:  Sal Digangi, Senior Compliance Officer
          Facsimile:  31-70-378-1817
          Email:  Sal.Digangi@ingim.com

          15. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors and the Sub-Adviser.

          16. MISCELLANEOUS.

     (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

     (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

     (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

     (e) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

     (f) This agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                                        ING INVESTMENTS, LLC


                                        By:
                                           -------------------------------------
                                           Michael J. Roland
                                           Executive Vice President


                                        ING Investment Management Advisors B.V.


                                        By:
                                            ------------------------------------

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                 BY AND BETWEEN
                              ING INVESTMENTS, LLC
                                       AND
                     ING INVESTMENT MANAGEMENT ADVISORS B.V.
                                SUB-ADVISED FUNDS


                               EFFECTIVE [______]


NAME OF SERIES                                            ANNUAL SUB-ADVISER FEE
--------------                                            ----------------------
[INSERT SERIES]                                           [__]% of net assets

                                   SCHEDULE B
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                 BY AND BETWEEN
                              ING INVESTMENTS, LLC
                                       AND
                     ING INVESTMENT MANAGEMENT ADVISORS B.V.

                               EFFECTIVE [_______]


The Reapproval date of this Agreement with respect to the Fund is as follows:

NAME OF FUND                                         REAPPROVAL DATE
------------                                         ---------------
[INSERT SERIES]                                      September 1, 2004

                              [ING __________ FUND]

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 5, 2002
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                              [DIRECTORS/TRUSTEES]


The undersigned hereby instructs Kimberly A. Anderson or Michael J. Roland (Proxies) to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of the ING [________________] Fund (the "Fund") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on December 5, 2002, at 10:00 a.m., Local time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

              THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                                                                     FOR          AGAINST         ABSTAIN
                                                                                     ---          -------         -------
1.   To approve a Sub-Advisory  Agreement  between ING Investments,  LLC and ING     [ ]            [ ]             [ ]
     Investment  Management  Advisors B.V., with no change in the Adviser or the overall management fee paid by the Fund.

2.   To transact  such other  business,  not  currently  contemplated,  that may     [ ]            [ ]             [ ]
     properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


______________________________________             _____________________
Signature                                          Date


______________________________________             _____________________
Signature (if held jointly)                        Date